SUBSEQUENT EVENTS	12 Months Ended
Feb. 28, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

22.                               SUBSEQUENT EVENTS

On March 1, 2013, the Company granted 564,000 non-vested shares to employees with vesting period ranging from approximate 1 year to 10 years. The fair value per non-vested shares granted was $4.46, which approximates the market price of the Company’s ADS on the New York Stock Exchange as of the grant date.

In June 2013, the Group is in the process of negotiating with Century Mingde to redeem the Group’s entire shares in Century Mingde. US$809,000 of the total purchase price had been received by June 2013 and the remaining estimated purchase price was expected to be received in the near future.